SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2004

FIRST NATIONAL BANKSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	001-31883	20-0175526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Goodlette Road North, Naples, Florida	34102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (239) 262-7600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 10, 2004 to include the financial statements of Southern Community Bancorp (“SCB”) and the pro forma financial information reflecting the pro forma effect on the Registrant of its acquisition of SCB.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements of SCB as of December 31, 2003 and 2002 and for each of the three years ended December 31, 2003, 2002 and 2001 are incorporated by reference to Item 8 of the Form 10-K filed by SCB with the SEC for its fiscal year ended December 31, 2003. The financial statements of SCB as of June 30, 2004 and 2003 and for the six months ended June 30, 2004 and 2003 are incorporated by reference to Item 1 of the Form 10-Q filed by SCB with the SEC for its fiscal quarter ended June 30, 2004.

(b)	Pro Forma Financial Information

Unaudited pro forma combined condensed financial information for the year ended December 31, 2003 is incorporated by reference to pages 60 through 66 of the prospectus contained in the Registration Statement on Form S-4/A of the Registrant filed with the SEC on July 16, 2004 (Registration Statement No. 333-116168). The unaudited pro forma combined condensed financial information as of and for the six months ended June 30, 2004 is incorporated by reference to pages S-7 through S-14 of the prospectus supplement filed by the Registrant with the SEC on August 19, 2004.

(c)	Exhibits

The following exhibits are incorporated by reference in this Report:

2.1	The Agreement and Plan of Merger by and between the Registrant and SCB dated as of March 19, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed March 26, 2004).

2.2	First Amendment to the Agreement and Plan of Merger by and between the Registrant and SCB, dated as of August 12, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed August 19, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES OF FLORIDA, INC.

By:	/s/ Robert T. Reichert
Robert T. Reichert
Senior Vice President and
Chief Financial Officer

Dated: November 16, 2004